EXHIBIT     DESCRIPTION

EX-99.B1a   Agreement  and   Declaration   of  Trust  dated  May  31,  1995,  is
            incorporated  herein by reference to Exhibit 1(b) of  Post-Effective
            Amendment   No.  24  filed  on  November   29,  1995   (Accession  #
            757928-95-000005).

EX-99.B1b   Amendment to the  Declaration  of Trust dated  October 21, 1996,  is incorporated  herein by  reference  to  Exhibit 1 of  Post-Effective
            Amendment   No.  27  filed  on  August   28,   1997   (Accession   #
            757928-97-000004).

EX-99.B1c   Amendment  to the  Declaration  of Trust  dated  August 1, 1997,  is incorporated  herein by  reference  to  Exhibit 1 of  Post-Effective
            Amendment   No.  27  filed  on  August   28,   1997   (Accession   #
            757928-97-000004).

EX-99.B2 Amended and Restated Bylaws, dated May 17, 1995, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 24 filed on November 29, 1995 (Accession # 757928-95-000005).

EX-99.B5a   Investor Class  Investment  Management  Agreement  between  American
            Century  Target  Maturities  Trust and American  Century  Investment
            Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment #33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

EX-99.B5b   Advisor  Class  Investment  Management  Agreement  between  American
            Century Target Maturities Trust,  American Century Government Income
            Trust,  American  Century  International  Bond Funds,  and  American
            Century   Quantitative  Equity  Funds,  dated  August  1,  1997,  is incorporated  herein by  reference  to  Exhibit 5 of  Post-Effective
            Amendment   No.  27  filed  on  August   28,   1997   (Accession   #
            757928-97-000004).

EX-99.B6 Distribution Agreement between American Century Target Maturities Trust and Funds Distributor, Inc., dated January 15, 1998 is included herein.

EX-99.B8 Custodian Agreement between American Century Investments (including American Century Target Maturities Trust), and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to
            Exhibit 8 of Post-Effective Amendment #31 to the Registration Statement for American Century Government Income Trust, filed February 7, 1997 (Accession #773674-97-000002).

EX-99.B9 Transfer Agency Agreement between American Century Target Maturities Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of
            Post-Effective Amendment #33 to the Registration Statement for American Century Government Income Trust, filed on July 31, 1997 (Accession #773674-97-000014).

EX-99.B10   Opinion and consent of counsel as to the legality of the  securities being registered,  dated November 14, 1997 is incorporated herein by reference  to the Rule  24f-2  Notice  filed on  November  14,  1997
            (Accession # 757928-97-000006).

EX-99.B11   Consent of KPMG Peat Marwick, LLP, independent auditors, is included herein.

EX-99.B14a  American Century Individual  Retirement Account Plan,  including all instructions and other relevant documents, dated February 1992, is incorporated by reference to Exhibit 14(a) to Post-Effective Amendment No. 20 filed on September 17, 1992.

EX-99.B14b  American  Century   Pension/Profit   Sharing  plan,   including  all
            instructions and other relevant  documents,  dated February 1992, is
            incorporated  by  reference  to  Exhibit  14(b)  to   Post-Effective
            Amendment No. 20 filed on September 17, 1992.

EX-99.B15   Master  Distribution  and  Shareholder  Services  Plan  of  American
            Century Government Income Trust, American Century International Bond
            Fund,  American Century Target Maturities Trust and American Century
            Quantitative  Equity Funds  (Advisor  Class) dated August 1, 1997 is incorporated  herein by  reference  to Exhibit 15 of  Post-Effective
            Amendment   No.  27  filed  on  August   28,   1997   (Accession   #
            757928-97-000004).

EX-99.B16   Schedule for computation of each performance  quotation  provided in response to Item 22 is included herein.

EX-99.B17   Power of Attorney dated January 15, 1998 is included herein.

EX-99.B18   Multiple  Class Plan of American  Century  California  Tax-Free  and
            Municipal Funds,  American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated August 1,
            1997  is   incorporated   herein  by  reference  to  Exhibit  18  of
            Post-Effective  Amendment No. 27 filed on August 28, 1997 (Accession
            # 757928-97-000004).

EX-27.5.1   FDS - Target 2000

EX-27.5.2   FDS - Target 2005

EX-27.5.3   FDS - Target 2010

EX-27.5.4   FDS - Target 2015

EX-27.5.5   FDS - Target 2020

EX-27.5.6   FDS - Target 2025